EXHIBIT 24




                                POWER OF ATTORNEY


         The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Fortune Brands, Inc. for the fiscal year ended December 31, 1998, and any and all amendments thereto:

    Signature                        Title                         Date



/s/ Thomas C. Hays
----------------------        Chairman of the Board           February  8, 1999
  Thomas C. Hays               and Chief Executive
                               Officer (principal
                              executive officer) and
                                   Director



/s/ John T. Ludes
----------------------         Vice Chairman and              February 22, 1999
  John T. Ludes                    Director



/s/ Norman H. Wesley
----------------------        President and Chief             February  8, 1999
  Norman H. Wesley           Operating Officer and
                                   Director



/s/ Gilbert L. Klemann, II
----------------------          Executive Vice                February 10, 1999
 Gilbert L. Klemann, II     President - Corporate
                                 and Director



/s/ Dudley L. Bauerlein, Jr.
----------------------        Senior Vice President           February 11, 1999
  Dudley L. Bauerlein, Jr.     and Chief Financial
                               Officer (principal
                                financial officer)


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/s/ Craig P. Omtvedt
---------------------         Senior Vice President           February 10, 1999
  Craig P. Omtvedt            and Chief Accounting
                               Officer (principal
                               accounting officer)



/s/ Eugene R. Anderson
----------------------             Director                   February 22, 1999
  Eugene R. Anderson



/s/ Patricia O. Ewers
----------------------             Director                   February 22, 1999
  Patricia O. Ewers



/s/ John W. Johnstone, Jr.
----------------------             Director                   February 22, 1999
  John W. Johnstone, Jr.



/s/ Sidney Kirschner
----------------------             Director                   February 22, 1999
  Sidney Kirschner



/s/ Gordon R. Lohman
----------------------             Director                   February 26, 1999
  Gordon R. Lohman



/s/ Charles H. Pistor, Jr.
----------------------             Director                   February 22, 1999
  Charles H. Pistor, Jr.



/s/ Eugene A. Renna
----------------------             Director                   February 22, 1999
  Eugene A. Renna



/s/ Anne M. Tatlock
----------------------             Director                   February 23, 1999
  Anne M. Tatlock

/s/ John W. Thompson
----------------------             Director                   February 23, 1999
  John W. Thompson



/s/ Peter M. Wilson
----------------------             Director                   February 19, 1999
  Peter M. Wilson